Joint Filer Information

Name:   Magellan Midstream Management, LLC

Address:  One Williams Center

   Tulsa, Oklahoma 74172

Designated Filer: Magellan Midstream Holdings, L.P.

Issuer & Ticker Symbol: Magellan Midstream Partners, L.P. (MMP)

Date of Event Requiring Statement: 06/30/2004

Name:   Riverstone Holdings LLC

Address:  1 Greenwich Office Park

   Greenwich, Connecticut 06831

Designated Filer: Magellan Midstream Holdings, L.P.

Issuer & Ticker Symbol: Magellan Midstream Partners, L.P. (MMP)

Date of Event Requiring Statement: 06/30/2004

Name:   Carlyle/Riverstone MLP Holdings, L.P.

Name:   Carlyle/Riverstone Energy Partners II, L.P.

Name:   C/R Energy GP II, LLC

Address:  c/o The Carlyle Group

   1001 Pennsylvania Avenue, N.W.

   Suite 220 South

   Washington, D.C. 20004-2505

Designated Filer: Magellan Midstream Holdings, L.P.

Issuer & Ticker Symbol: Magellan Midstream Partners, L.P. (MMP)

Date of Event Requiring Statement: 06/30/2004

Name:   Madison Dearborn Capital Partners IV, L.P.

Name:   Madison Dearborn Partners IV, L.P.

Name:   Madison Dearborn Partners, L.L.C.

Address:  Three First National Plaza

   Suite 3800

   Chicago, Illinois 60602

Designated Filer: Magellan Midstream Holdings, L.P.

Issuer & Ticker Symbol: Magellan Midstream Partners, L.P. (MMP)

Date of Event Requiring Statement: 06/30/2004

Signatures of Reporting Persons

MAGELLAN MIDSTREAM MANAGEMENT, LLC

By:  /s/John D. Chandler  Date: 06/30/2004

Name:  John D. Chandler

Title:  Chief Financial Officer, Vice President

           and Treasurer

CARLYLE/RIVERSTONE MLP PARTNERS, L.P.

By: Carlyle/Riverstone Energy Partners II, L.P.

Its:  General Partner

By: C/R Energy GP II, LLC

Its:  General Partner

By:  /s/ Pierre F. Lapeyre, Jr. Date: 06/30/2004

Name:  Pierre F. Lapeyre, Jr.

Title:  Managing Director

CARLYLE/RIVERSTONE ENERGY PARTNERS II, L.P.

By: C/R Energy GP II, LLC

Its:  General Partner

By:  /s/ Pierre F. Lapeyre, Jr. Date: 06/30/2004

Name:  Pierre F. Lapeyre, Jr.

Title: Managing Director

C/R ENERGY GP II, LLC

By:  /s/ Pierre F. Lapeyre, Jr. Date: 06/30/2004

Name:  Pierre F. Lapeyre, Jr.

Title: Managing Director

RIVERSTONE HOLDINGS, LLC

By:  /s/ Pierre F. Lapeyre, Jr. Date: 06/30/2004

Name:  Pierre F. Lapeyre, Jr.

Title: Managing Director

MADISON DEARBORN CAPITAL PARTNERS IV, L.P.

By: Madison Dearborn Partners IV, L.P.

Its:  General Partner

By: Madison Dearborn Partners, L.L.C.

Its:  General Partner

By:  /s/ Justin S. Huscher  Date: 06/30/2004

Name:  Justin S. Huscher

Title: Managing Director

MADISON DEARBORN PARTNERS IV, L.P.

By: Madison Dearborn Partners, L.L.C.

Its:  General Partner

By:  /s/ Justin S. Huscher  Date: 06/30/2004

Name:  Justin S. Huscher

Title: Managing Director

MADISON DEARBORN PARTNERS, L.L.C.

By:  /s/ Justin S. Huscher  Date: 06/30/2004

Name:  Justin S. Huscher

Title: Managing Director